UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 5, 2010

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Boulevard, St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On August 5, 2010, the Board of Directors (the “Board”) of LMI Aerospace, Inc. (the “Company”) appointed Robert T. Grah as the Chief Operating Officer of the Aerostructures segment of the Company.

Mr. Grah, age 56, has served as acting Chief Operating Officer of the Aerostructures segment of the Company since February 2010 and as Vice President - Central Region of the Company since 2002. Mr. Grah joined the Company in 1984 as Production Control Manager. Mr. Grah has held various management positions with the Company, including Purchasing and Contracts Manager, Maintenance Manager, and Facilities Manager and General Manager of LMI Finishing, Inc. Prior to joining the Company, Mr. Grah was a supervisor for Associated Transports, Inc. and a manager for Beneficial Finance.

The terms of Mr. Grah’s employment arrangement are embodied in his employment agreement with the Company dated January 1, 2008, as amended, which was previously filed with the Securities and Exchange Commission.  Pursuant to the Employment Agreement, Mr. Grah will continue to be entitled to an annual base salary of $247,371 for fiscal year 2010.

There are no family relationships between Mr. Grah and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.  Additionally, there have been no transactions involving Mr. Grah that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Grah has received in the past shares of the restricted common stock of the Company, par value $0.02 per share, under the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

10.1
Employment Agreement effective January 1, 2008 between the Registrant and Robert T. Grah, Vice President of Sheet Metal Operations of the Registrant, previously filed as Exhibit 10.36 to the Registrant’s Form 10-K for the fiscal year ended December 31, 2007 filed March 14, 2008 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 11, 2010

LMI AEROSPACE, INC.

By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1
Employment Agreement effective January 1, 2008 between the Registrant and Robert T. Grah, Vice President of Sheet Metal Operations of the Registrant, previously filed as Exhibit 10.36 to the Registrant’s Form 10-K for the fiscal year ended December 31, 2007 filed March 14, 2008 and incorporated herein by reference.